EXPLANATORY NOTE:

The original filing for this fund (accession number 0001110538-02-000066) filed on 28-Mar-20002, 17:14 EST was filed in error and should be disregarded. The correct filing (accession number 0001110538-02-000069) was filed on 02-Apr-2002, 16:41 EST.